VOYA FUNDS TRUST Voya GNMA Income Fund (the “Fund”)
Supplement dated May 30, 2025
to the Funds’ Class A, Class C, Class I, Class R6, and Class W Shares’
Summary Prospectus and Prospectus, each dated July 31, 2024, as supplemented
(together, the “Prospectuses”)
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
In accordance with recent changes to regulatory disclosure requirements regarding investment company names, the Fund’s policy to invest in accordance with the investment focus that the Fund’s name suggests (the “80% Investment Policy”) is changed effective July 31, 2025 (the “Effective Date”), as set forth below.
Current 80% Investment Policy	New 80% Investment Policy as of the
Effective Date
Under normal market conditions, the Fund invests	Under normal circumstances, the Fund invests at
at least 80% of its net assets (plus borrowings for	least 80% of its net assets (plus the amount of any
investment purposes) in GNMA Certificates.	borrowings for investment purposes) in
investments tied to GNMA Certificates.
For purposes of the New 80% Investment Policy, GNMA Certificates are agency mortgage-backed securities that are issued by the GNMA and are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE